NATIONS LIFEGOAL FUNDS, INC.

                       Supplement dated December 17, 1998
                      to Prospectuses dated August 1, 1998

      The prospectuses for the Primary A, Primary B, Investor A, Investor B and Investor C Shares of the portfolios of Nations LifeGoal Funds, Inc. are hereby supplemented by deleting the paragraphs referencing the services of Stephens Inc. as administrator and First Data Investor Services Group, Inc. as co-administrator under the heading "How The LifeGoal Portfolios Are Managed--Other Service Providers" and inserting the following:

            Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as administrator of the LifeGoal Portfolios. On December 1, 1998, NBAI began serving as co-administrator of the LifeGoal Portfolios with Stephens. Under the new arrangements, which will become effective on a Portfolio by Portfolio basis during the fourth quarter of 1998 and the first quarter of 1999, Stephens and NBAI provide various administrative, accounting and corporate secretarial services to the LifeGoal Portfolios.

            Effective at the same time as each LifeGoal Portfolio's new co-administration arrangements, The Bank of New York ("BNY") will begin serving as sub-administrator for the LifeGoal Portfolio. Under the sub-administration arrangements, BNY assists NBAI and Stephens in performing certain administrative and accounting services.